UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 related to the temporary reduction in base salary for the Chief Executive Officer and all executive officers of Xtant Medical Holdings, Inc. (the “Company”, “we”, “us,” or “our”) is incorporated herein by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company disclosed that in response to the global novel strain of coronavirus (“COVID-19”) pandemic and resulting dramatic reductions in elective surgical procedures, the Company has implemented a series of cost-savings actions intended to preserve capital to support its operations. These temporary cost-saving actions include:

●	termination or furlough of 42% of its workforce;

●	suspension in hiring most open positions;

●	elimination of planned merit increases;

●	institution of a temporary 20% base salary or wage reduction for all executive officers and employees;

●	20% reduction in non-employee director retainers;

●	suspension of future 401(k) plan matching contributions by the Company;

●	reduction in sales and marketing expenses and other discretionary spending; and

●	elimination of all capital expenditures, except for certain items related to improving the efficiency of the Company’s biologics production.

These measures will be assessed on an ongoing basis and may be extended and/or expanded.

We anticipate giving further updates on the impacts of COVID-19 in our earnings release, earnings call, and Quarterly Report on Form 10-Q for the first quarter of 2020.

* * * * *

In addition, this report is being filed to supplement the risk factors described in Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The Company’s business, operating results and financial condition will likely be materially adversely affected by the global novel strain of coronavirus (COVID-19) pandemic.

The global COVID-19 pandemic has led to the closure of businesses, severe travel restrictions and social distancing. Hospitals and other medical facilities have canceled elective surgeries, reduced and diverted staffing and diverted resources to patients suffering from the infectious disease and limited hospital access for non-patients, including our direct and indirect sales representatives. Because of the COVID-19 pandemic, surgeons and their patients are required, or are choosing, to defer procedures in which our products otherwise would be used and many facilities that specialize in the procedures in which our products otherwise would be used have closed or reduced operating hours. These circumstances have negatively impacted the ability of our employees, independent sales representatives and distributors to effectively market and sell our products, which has already had and will likely continue to have a material adverse effect on our revenues. In addition, even after the pandemic has subsided and/or governmental orders no longer prohibit or recommend against performing such procedures, patients may continue to defer such procedures out of concern of being exposed to coronavirus or for other reasons.

The COVID-19 pandemic has also caused indeterminable adverse effects on general commercial activity and the global economy, which could lead to an economic slowdown or recession or cause other unpredictable events, each of which could adversely affect our business, operating results or financial condition. The adverse effect of the pandemic on the broader economy also will likely negatively affect demand for procedures using our products, both in the near- and long-term. In addition, as a result of this negative effect on our economy, one or more of our distributors, independent sales representatives, customers, contract manufacturers and suppliers may experience financial distress, cancel, postpone or delay orders, be unable to perform under a contract, file for bankruptcy protection, go out of business, or suffer disruptions in their business or we may need to offer special payment terms or relief to our distributors, independent sales representatives and customers. Accordingly, we believe we will be exposed to heightened credit risk as a result of the pandemic. This could adversely impact our ability to manufacture and provide products and otherwise operate our business, as well as increase our costs and expenses.

The anticipated decline in our revenues and adverse impact on our other operating results could impact our debt covenants under our credit facility and our ability to access funding thereunder. We may need to borrow funds from alternative sources, such as other lenders and institutions or government agencies. There can be no guarantee that such borrowing will be available or available on favorable terms or without restrictions that may otherwise impair our operating flexibility. The COVID-19 pandemic has also led to and could continue to lead to severe disruption and volatility in the global capital markets, which could increase our cost of future capital and adversely affect our ability to access the capital markets in the future.

The foregoing and other continued disruptions to our business as a result of COVID-19 could result in a material adverse effect on our business, operating results, financial condition, prospects and the trading prices of our common stock in the near-term and beyond 2020. The full extent to which the COVID-19 pandemic will impact our business will depend on future developments that are highly uncertain and cannot be accurately predicted, including new information that may emerge concerning COVID-19 and the actions to contain it or treat its impact. The COVID-19 pandemic also heightens the risks in certain of the other risk factors described in our Annual Report Form 10-K for the year ended December 31, 2019.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements include, but are not limited to, statements regarding our “expectations,” “hopes,” “beliefs,” “intentions,” or “strategies” regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should” and “would,” as well as similar expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking.

A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. The forward-looking statements contained in this report are based on currently available operating, financial and competitive information and our current expectations and beliefs concerning future developments and their potential effects on us. These forward-looking statements involve a number of risks, uncertainties, or assumptions, many of which are beyond our control, which may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties surrounding COVID-19 and its effects on the Company’s business, operating results and financial condition; the Company’s future operating results and financial performance; the effect of economic conditions; the ability to increase or maintain revenue, including the success of the Company’s initiatives to stabilize and increase revenues; the ability to remain competitive; the ability to innovate and develop new products; the impact of current supply constraints; the effect of management changes and the ability to attract, engage and retain qualified personnel; the ability to obtain and maintain regulatory approvals and comply with government regulations; government and third-party coverage and reimbursement for Company products; the effect of product liability claims and other litigation to which the Company may be subject; the effect of future product recalls and defects; timing and results of clinical studies; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to retain and recruit independent sales agents; the ability to service Company debt and comply with debt covenants; the ability to raise additional financing; the ability to maintain our listing on the NYSE American and other factors described in the “Part I. Item 1.A. Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by subsequent disclosures in this report and future Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We are including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: April 13, 2020